UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2006
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operation and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release dated August 8, 2006
Ex-99.2 Transcript of conference call dated August 8, 2006

ITEM 2.02 Results of Operation and Financial Condition
On August 8, 2006, Nuance Communications, Inc. (the “Company”) announced its financial results for its third quarter ended June 30, 2006. The press release and the reconciliation contained therein, which have been attached as Exhibit 99.1 and incorporated herein, disclose certain financial measures that may be considered non-GAAP financial measures. Also on August 8, 2006, the Company held a conference call to discuss its financial results for the fiscal quarter ended June 30, 2006. The transcript of the call and the accompanying reconciliation, which have been attached hereto as Exhibit 99.2 and incorporated herein by reference, disclose certain financial measures that may be considered non-GAAP financial measures.
Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, for making operating decisions and for forecasting and planning for future periods. We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue. We also consider the use of non-GAAP earnings per share helpful in assessing the organic performance of the continuing operation of our business from a cash perspective. By organic performance we mean performance as if we had not incurred certain costs and expenses associated with acquisitions. By continuing operations we mean the ongoing results of the business excluding certain unplanned costs. While our management uses these non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, the information provided by GAAP revenue and earnings per share. Consistent with this approach, we believe that disclosing non-GAAP revenue and non-GAAP earnings per share to the readers of our financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP revenue and earnings per share, allows for greater transparency in the review of our financial and operational performance. In assessing the overall health of our business during the fiscal third quarter ended June 30, 2006, and, in particular, in evaluating our revenue and earnings per share, our management has either included or excluded items in three general categories, each of which are described below.
Acquisition Related Revenues and Expenses. We included revenue related to our acquisition of Dictaphone that we would otherwise recognize but for the purchase accounting treatment of this transaction to allow for more accurate comparisons to our financial results of our historical operations, forward looking guidance and the financial results of our peer companies. We also excluded certain expense items resulting from acquisitions to allow more accurate comparisons of our financial results to our historical operations, forward looking guidance and the financial results of our peer companies. These items include the following: (i) acquisition-related integration costs; (ii) amortization of intangible assets associated with our acquisitions; and (iii) costs associated with the investigation of the restatement of the financial results of an acquired entity (SpeechWorks International, Inc.). In recent years, we have completed a number of acquisitions, which result in non-continuing operating expenses which would not otherwise have been incurred. For example, we have incurred transition and integration costs such as retention bonuses for Former Nuance employees. In addition, actions taken by an acquired company, prior to an acquisition, could result in expenses being incurred by us, such as expenses incurred as a result of the restatement of the financial results of SpeechWorks International, Inc. We believe that providing non-GAAP information for certain revenue and expenses related to material acquisitions allows the users of our financial statements to review both the GAAP revenue and expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of our historic and future financial results and facilitating comparisons to less acquisitive peer companies. Additionally, had we internally developed the products acquired, the amortization of intangible assets would have been expensed historically, and we believe the assessment of our operations excluding these costs is relevant to our assessment of internal operations and comparisons to industry performance.
Non-Cash Expenses. We provide non-GAAP information relative to the following non-cash expenses: (i) stock-based compensation; (ii) certain accrued interest; and (iii) certain accrued income taxes. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, we believe that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Further, we believe that excluding stock-based compensation expense allows for a more accurate comparison of our financial results to previous periods during which our equity compensation programs relied more heavily on equity-based awards that were not required to be reflected on our income statement. We believe that excluding non-cash interest expense and non-cash income taxes provides our senior management as well as other users of our financial statements, with a valuable perspective on the cash based performance and health of the business, including our current near-term projected liquidity.
Other Expenses. We exclude certain other expenses that are the result of other, unplanned events to measure our operating performance as well as our current and future liquidity both with and without these expenses. Included in these expenses are items such as: (i) non-acquisition-related restructuring charges and (ii) redundant costs associated with a change in independent accountants. These events are unplanned and arose outside of the ordinary course of our continuing operations. We assess our operating performance with these amounts included, but also excluding these amounts; the amounts relate to costs which are unplanned, and therefore by providing this information we believe our management and the users of our financial statements are better able to understand the financial results of what we consider to be our organic continuing operations.
We believe that providing the non-GAAP information to investors, in addition to the GAAP presentation, allows investors to view our financial results in the way management views the operating results. We further believe that providing this information allows investors to not only better understand our financial performance but more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.
The non-GAAP financial measures described above, and used in this press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to the Company’s GAAP financial measures reflect the inclusion or exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. In addition, other companies, including other companies in the Company’s industry, may calculate non-GAAP net income (loss) differently than the Company, limiting it’s usefulness as a comparative tool. Management compensates for these limitations by providing specific information regarding the GAAP amounts included and excluded from the non-GAAP financial measures. In addition, as noted above, the Company’s management evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release dated August 8, 2006 by Nuance Communications, Inc.
99.2	Transcript of conference call of Nuance Communications, Inc. dated August 8, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: August 14, 2006	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated August 8, 2006 by Nuance Communications, Inc.
99.2	Transcript of conference call of Nuance Communications, Inc. dated August 8, 2006.